Exhibit 10.1

SECOND AMENDMENT TO FINANCIAL ASSISTANCE AGREEMENT

This SECOND AMENDMENT TO FINANCIAL ASSISTANCE AGREEMENT (this “Amendment”) is entered into as of November 11, 2026, by and among (i) Berkshire Hathaway Specialty Insurance Company (“Berkshire”), Zurich American Insurance Company, Hartford Fire Insurance Company, Euler Hermes North America, Markel Insurance Company, Western Surety Company, Federal Insurance Company (collectively referred to as “Sureties” and each as “Surety”), (ii) Southland Holdings, LLC (“Southland”), Southland Holdings, Inc., Southland RE Properties LLC, Southland Contracting, Inc., Heritage Materials, LLC, Southland Mole of Canada, Ltd., Johnson Bros. Corporation, a Southland Company, Oscar Renda Contracting, Inc., Oscar Renda Contracting of Canada, Inc., Renda Pacific LLC, Mole Constructors, Inc., American Bridge Holding Company, American Bridge Company, American Bridge Manufacturing Company, American Dock & Transfer Company, American Bridge International Corporation, American Bridge Canada Company, Renda-Jbros Joint Venture, Southland Renda JV, Southland Mole JV (collectively, the “Principals”), (iii) Frankie Scott Renda, Amanda Renda, Rudolph V. Renda, Christy Lee Renda, Walter Timothy Winn (collectively, the “Shareholder Indemnitors” and, together with the Principals, the “Indemnitors” and each an “Indemnitor”) and (iv) Berkshire, as collateral agent for the benefit of the Sureties identified herein (together with its successors and assigns in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Sureties, the Indemnitors and the Collateral Agent are parties to that certain Financial Assistance Agreement, dated as of August 13, 2026 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Financial Assistance Agreement”); and

WHEREAS, the Indemnitors have requested that the Sureties and the Collateral Agent provide for certain modifications to the Financial Assistance Agreement, and the Sureties and the Collateral Agent are willing to do so upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in the Financial Assistance Agreement.

SECTION 2. Amendment. Paragraph 45 of the Financial Assistance Agreement is hereby amended to amend and restate the penultimate sentence of such paragraph to read as follows:

“The Preferred Shares shall be issued no later than December 18, 2026.”

SECTION 3. Effectiveness. This Amendment shall become effective as of the date first set forth above upon Southland’s receipt of counterpart signature pages of this Amendment duly executed by the Sureties, the Indemnitors and the Collateral Agent.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, all terms of the Financial Assistance Agreement shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Indemnitors and the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The execution of this Amendment shall not serve to effect a novation of any obligations under the Financial Assistance Agreement.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

SECTION 6. Governing Law; Venue; Waiver of Jury Trial. The provisions of paragraphs 61 and 62 of the Financial Assistance Agreement are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SOUTHLAND HOLDINGS LLC,
as a Principal

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

SOUTHLAND HOLDINGS, INC.
SOUTHLAND RE PROPERTIES LLC
SOUTHLAND CONTRACTING, INC.
HERITAGE MATERIALS, LLC
SOUTHLAND MOLE OF CANADA LTD.
JOHNSON BROS. CORPORATION, A SOUTHLAND COMPANY
OSCAR RENDA CONTRACTING, INC.
OSCAR RENDA CONTRACTING OF CANADA, INC.
RENDA PACIFIC, LLC
MOLE CONSTRUCTORS, INC.
AMERICAN BRIDGE HOLDING COMPANY
AMERICAN BRIDGE COMPANY
AMERICAN BRIDGE MANUFACTURING COMPANY
AMERICAN DOCK & TRANSFER COMPANY
AMERICAN BRIDGE INTERNATIONAL CORPORATION
AMERICAN BRIDGE CANADA COMPANY,
each as a Principal

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

RENDA-JBROS JOINT VENTURE.
as a Principal

By:	Oscar Renda Contracting, Inc., as a member

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

RENDA-JBROS JOINT VENTURE,
as a Principal

By:	Johnson Bros. Corporation, a Southland Company, as a member

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

SOUTHLAND RENDA JV,
as a Principal

By:	Southland Contracting, Inc., as a member

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

SOUTHLAND RENDA JV,
as a Principal

By:	Oscar Renda Contracting, Inc., as a member

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

SOUTHLAND MOLE JV,
as a Principal

By:	Southland Contracting, Inc., as a member

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

SOUTHLAND MOLE JV,
as a Principal

By:	Mole Constructors, Inc., as a member

By:
Name:	Frankie Renda
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Financial Assistance Agreement]

By:
Frankie Scott Renda, individually as a
Shareholder Indemnitor

By:
Amanda Renda, individually as a
Shareholder Indemnitor

By:
Rudolph V. Renda, individually as a
Shareholder Indemnitor

By:
Christy Lee Renda, individually as a
Shareholder Indemnitor

By:
Walter Timothy Winn, individually as a
Shareholder Indemnitor

[Signature Page to Second Amendment to Financial Assistance Agreement]

BERKSHIRE HATHAWAY SPECIALTY INSURANCE COMPANY, as a Surety

By:
Name:	Jeffrey Jubera
Title:	VP Global Surety Claims

[Signature Page to Second Amendment to Financial Assistance Agreement]

ZURICH AMERICAN INSURANCE COMPANY,
as a Surety

By:
Name:	Niel Franzese
Title:	AVP Team Lead

[Signature Page to Second Amendment to Financial Assistance Agreement]

WESTERN SURETY COMPANY,
as a Surety

By:
Name:
Title:

[Signature Page to Second Amendment to Financial Assistance Agreement]

MARKEL INSURANCE COMPANY,
as a Surety

By:
Name:	Tim Sherry
Title:	Vice President

[Signature Page to Second Amendment to Financial Assistance Agreement]

EULER HERMES NORTH AMERICA INSURANCE COMPANY, as a Surety

By:
Name:	Regina E. Gaebel
Title:	Head of Surety Claims

[Signature Page to Second Amendment to Financial Assistance Agreement]

FEDERAL INSURANCE COMPANY,
as a Surety

By:
Name:
Title:

[Signature Page to Second Amendment to Financial Assistance Agreement]

HARTFORD FIRE INSURANCE COMPANY,
as a Surety

By:
Name:	Greg Dailey
Title:

[Signature Page to Second Amendment to Financial Assistance Agreement]

BERKSHIRE HATHAWAY SPECIALTY INSURANCE COMPANY, as Collateral Agent

By:
Name:	Jeffrey Jubera
Title:	VP Global Surety Claims

[Signature Page to Second Amendment to Financial Assistance Agreement]